UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                ------------------------------------------------
                                 July 19, 2004

                         Commission File Number 0-29195

                           ONSCREEN TECHNOLOGIES, INC.
                                formerly known as
                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                 (Name of Small Business Issuer in Its Charter)

         Colorado                         (7310)                84-1463284
  ------------------------      ---------------------------   ---------------
 (State or jurisdiction of     (Primary Standard Industrial  (I.R.S. Employer
incorporation or organization)  Classification Code Number)  Identification No.)


                         200 9th Avenue North, Suite 210
                          Safety Harbor, Florida 34695
                                 (727) 797-6664
          (Address and Telephone Number of Principal Executive Offices
                        and Principal Place of Business)

                            John D. Thatch, President
                    New Millennium Media International, Inc.
                         200 9th Avenue North, Suite 210
                          Safety Harbor, Florida 34695
            (Name, Address and Telephone Number of Agent for Service)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                 Yes  X     No
                                                     ---       ---

Item 5.  Other Events and Regulation FD Disclosure

Effective July 19, 2004 the corporate name of the issuer, New Millennium Media International, Inc., has been changed to OnScreen Technologies, Inc. and the new OTC:BB trading symbol issued to OnScreen Technologies, Inc. is "ONSC".

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 19th day of July 2004.


                                           OnScreen Technologies, Inc.
                                                 (Registrant)

                                           By: /s/ John Thatch
                                           -------------------------------------
                                           John Thatch as President/CEO/Director